FORM 8-K/A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934
                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                 AMENDMENT NO. 6

The undersigned registrant hereby amends Item 7 to its Current Report on Form 8-K dated May 26, 1994, which was filed with the Securities and Exchange Commission on May 26, 1994. The Financial Statements of Real Estate Properties Acquired, Pro Forma Financial Information and Exhibits were revised to include the entire item being amended on Form 8-K/A No.1 filed June 7, 1994, Form 8-K/A No. 2 filed June 16, 1994, Form 8-K/A No. 3 filed July 15, 1994, Form 8-K/A No. 4 filed January 31, 1996 and Form 8-K/A No. 5 filed April 12, 1996.

ITEM 7.           Financial Statements, Pro forma Financial Information and
                  Exhibits

                  (a)      Financial Statements of Real Estate Properties
                           Acquired
                  (b)      Pro Forma Financial Information
                  (c)      Exhibits

                           (23)     Consents of experts

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       UNITED DOMINION REALTY TRUST, INC.
                                       (Registrant)

                                      /s/ JERRY A DAVIS

                                      Jerry A. Davis
                                      Vice President and
                                      Corporate Controller

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          Description                                        Location
(a)       Financial Statements of Businesses Acquired       5 through 14

(b)       Pro Forma Financial Information                  14 through 23

(c)       Exhibits
          (23) Consents of Independent Auditors            25 through 26
          (99) Rate Hedge Agreement, dated May 18,
               1994, between United Dominion Realty
               Trust, Inc. and Goldman, Sachs & Co.        27 through 33

               Report of Independent Certified Public Accountants


Holly Tree Park Apartments,
  Knolls at Newgate and
  Mallard Green Apartments
Merchantville, New Jersey

We have audited the accompanying combined historical summary of gross income and direct operating expenses of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments, as defined in Note 2, for the year ended December 31, 1993. This combined historical summary is the responsibility of the management of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments. Our responsibility is to express an opinion on this combined historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the gross income and direct operating expenses of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments.

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the combined gross income and combined direct operating expenses described in Note 2 of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


                                    /s/ BDO Seidman


February 4, 1994

                      Combined Historical Summary of Gross
                      Income and Direct Operating Expenses


                                                  Year ended
                                                  December 31,
                                                      1993
Gross income
      Net revenue                                  $2,628,734


Direct operating expenses
      Real estate taxes                               151,878
      Repairs and maintenance                         322,839
      Utilities                                       296,193
      Property management fees                        128,486
      Other operating expenses                        427,649


Total direct operating expenses                     1,327,045


Gross income in excess of direct
operating expenses                                 $1,301,689


    See accompanying notes to combined historical summary of gross income and direct operating expenses.

                    Notes to Combined Historical Summary of
                   Gross Income and Direct Operating Expenses


1. Basis of Presentation

The Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments (the "Properties") consist of three residential apartment properties located in Maryland, Virginia and North Carolina, respectively, together with the existing leases and property management agreements. The assets that comprise the Properties have been held as an investment of Clover Income Properties, L.P., Clover Income Properties II, L.P. and Clover Income Properties III, L.P., respectively (the "Owner"), throughout the period ended December 31, 1993. The accompanying financial statement presents the combined results of the Properties as a stand-alone entity.

2. Summary of Significant Accounting Policies

Revenue and Expense Recognition

The accompanying financial statement has been prepared using the accrual method of accounting. Rental revenue is recognized when earned and represents potential billings, net of vacancies and bad debts. Certain expenses such as depreciation, income taxes, interest expense and corporate expenses are not reflected in the financial statement, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements (including appliances and carpeting) are capitalized.


3. The Properties

The Properties are located in Maryland, Virginia and North Carolina. There are 364 apartment units contained within the Properties.

The apartments, which are typically garden-style units with one, two or three bedrooms, are managed by Allstate Management Corporation, an affiliate of the owner of the properties. The apartments are generally leased for terms of six months to one year. Average occupancy of the Properties was approximately 93% during 1993.

4. Property Management Fees

Property management services are provided through Allstate Management Corporation, an affiliate of the owner of the Properties. Fees for such services were 5% of gross receipts from operations, as defined in the applicable property management agreements.

5. Commitments and Contingencies

The Knolls at Newgate Apartments was acquired subject to an existing ground lease from an unaffiliated third party which expires April 12, 2039.

Lease payments of $1,440 ($17,280 per annum) are paid monthly. Additional rent, which is defined as 10% of all collections from tenants in excess of $316,000 for each calendar year, is payable within 90 days after the close of the calendar year. Additional rent payable at December 31, 1993 was $65,987.

                      Report of Independent Auditors




To the Board of Directors
United Dominion Realty Trust, Inc.



We have audited the accompanying combined statement of rental operations of Clover Financial Partnership Properties, as defined in Note 2, for the year ended December 31, 1993. This combined statement is the responsibility of the management of Clover Financial Partnership Properties. Our responsibility is to express an opinion on this combined statement based on our audit. We did not audit the statement of rental operations of Crossroads I, II, and III, Overlook, Park I and II, and Hunting Ridge Apartment Communities, which statements reflect total revenues of $5,638,277 for the year ended December 31, 1993. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Crossroads I, II and III, Overlook, Park I and II and Hunting Ridge Apartment Communities, is based solely on the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on a Current Report on Form 8-K of United Dominion Realty Trust as described in Note 1 and is not intended to be a complete presentation of the gross income and direct operating expenses of Clover Financial Partnership Properties.

In our opinion, based on our audit and the report of other auditors, the combined statement referred to above presents fairly, in all material respects, the combined gross income and combined direct operating expenses described in Note 2 of Clover Financial Partnership Properties for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

                  /s/ ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO. ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO.


May 19, 1994

                  CLOVER FINANCIAL PARTNERSHIP PROPERTIES
                  COMBINED STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY                              $ 25,715,828


RENTAL PROPERTY EXPENSES
  Real Estate Taxes                           $ 1,823,358
  Repairs and Maintenance                       4,115,651
  Utilities, Water and Sewer                    2,165,124
  Property Management Fees                      1,284,581
  Other Operating Expenses                      4,061,508


TOTAL RENTAL PROPERTY EXPENSES                               13,450,222


INCOME FROM RENTAL OPERATIONS                              $ 12,265,606



The accompanying notes are an integral part of this statement.

                  CLOVER FINANCIAL PARTNERSHIP PROPERTIES
           NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993


1.  Basis of Presentation

    The Clover Financial Partnership Properties consist of residential apartment communities together with the existing leases and property management agreements. The assets that comprise the Properties have been held as investments of Partnerships affiliated with Clover Financial Corp. throughout the year ended December 31, 1993. The accompanying financial statement presents the results of the combined rental operations of the Properties as a single entity. The residential apartment communities included in the financial statement are as follows:

    Apartment Community        Location                        # of Units
    Crossroads I, II and III   Columbia, South Carolina           622
    Overlook                   Greenville, South Carolina         237
    Park I and II              Columbia, South Carolina           292
    Dover Country Club         Dover, Delaware                    224
    Excalibur                  Charlotte, North Carolina          240
    Great Oaks                 Ellicott City, Maryland            300
    Grove Park                 Raleigh, North Carolina             65
    Hampton Forest             Greenville, South Carolina         130
    Harris Pond                Charlotte, North Carolina          170
    Hunting Ridge              Greenville, South Carolina         152
    Huntingwood                Lynchburg, Virginia                114
    Indian Hills               Anniston, Alabama                  140
    Landing                    Greenville, South Carolina         224
    Marina Park                North Miami, Florida                88
    Royal Oaks                 Savannah, Georgia                  228
    Somerset                   Summerville, South Carolina        240
    St. Andrews                Columbia, South Carolina           232
    Three Fountains            Montgomery, Alabama                242
    Twin Coves                 Glen Burnie, Maryland              132
    Waterford                  Columbia, South Carolina           268
    West Knoll                 Newark, Delaware                   100
    Woodside                   Glen Burnie, Maryland              366

2.  Summary of Significant Accounting Policies

    Revenue and Expense Recognition

    The accompanying combined statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

                  CLOVER FINANCIAL PARTNERSHIP PROPERTIES
           NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993
                                (Continued)


2.  Summary of Significant Accounting Policies

    Repairs and Maintenance
    Repairs and maintenance costs were expensed as incurred, while significant improvements, renovations and replacements were capitalized.

3.  Property Management Fees

    Property management services were provided through affiliates of Clover Financial Corp. Fees for such services vary by apartment community, as defined in the applicable property management agreements. Property management fees for the year ended December 31, 1993 are summarized as follows:

    Apartment Community              % of Gross Receipts       Amount
    Crossroads I, II and III                 4%             $  124,111
    Overlook                                 4%                 35,530
    Park I and II                            4%                 44,987
    Dover Country Club                       6%                 84,484
    Excalibur Apartments                     5%                 65,788
    Great Oaks                               6%                129,550
    Grove Park                               5%                 18,466
    Hampton Forest                           5%                 28,688
    Harris Pond                              - (a)              60,000
    Hunting Ridge                            5%                 27,261
    Huntingwood                              5%                 32,657
    Indian Hills                             5%                 37,032
    Landing                                  5%                 51,995
    Marina Park                              5%                 32,453
    Royal Oaks                               - (b)             107,143
    Somerset                                 6%                 59,892
    St. Andrews                              5%                 65,069
    Three Fountains                          3%                 38,842
    Twin Coves                               5%                 36,592
    Waterford                                3%                 38,145
    West Knoll                               5%                 32,453
    Woodside                                 6%                133,443

        Total                                              $ 1,284,581



(a) Annual fee of $60,000
(b) Seven year agreement for $750,000 ($107,143 annually)

Report of Independent Auditors

To the Board of Directors
United Dominion Realty Trust, Inc.

We have audited the accompanying combined statement of rental operations of Clover Financial Partnership Properties, as defined in Notes 1 and 2, for the year ended December 31, 1993. This combined statement is the responsibility of the management of Clover Financial Partnership Properties. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of rental operations was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on a Current Report on form 8-K of United Dominion Realty Trust, Inc. As described in Note 2 and is not intended to be a complete presentation of the gross income and direct operating expenses of Clover Financial Partnership Properties.

In our opinion, based on our audit the combined statement of rental operations presents fairly, in all material respects, the combined gross income and combined direct operating expenses described in Note 2 of the Clover Financial Partnership Properties described in Note 1 for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

/s/ D'Amico, Caglioti & Co.
D'Amico, Caglioti & Co.
Marlton, New Jersey
May 19, 1994

                     CLOVER FINANCIAL PARTNERSHIP PROPERTIES
                     COMBINED STATEMENT OF RENTAL OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993

REVENUES FROM RENTAL PROPERTY                                 $        5,638,277

RENTAL PROPERTY EXPENSES
         Real Estate Taxes                   $        411,453
         Repairs and Maintenance                      892,660
         Utilities, Water & Sewer                     489,126
         Property Management Fees                     231,889
         Other Operating Expenses                   1,022,281

TOTAL RENTAL PROPERTY EXPENSES                                         3,047,409

INCOME FROM RENTAL OPERATIONS                                 $        2,590,868



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

                     CLOVER FINANCIAL PARTNERSHIP PROPERTIES
              NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993

1.       BASIS OF PRESENTATION

The Clover Financial Partnership Properties consist of residential apartment communities together with the existing leases and property management agreements. The assets that comprise the Properties have been held as investments of Partnerships affiliated with the Clover Financial Corp. throughout the year ended December 31, 1993. The accompanying financial statement presents the results of the combined rental operations of only the properties listed below as a single entity. The residential apartment communities included in this financial statement are as follows;

Apartment Community             Location                         # of Units
-------------------             --------                         ----------
Crossroads I, II and III        Columbia, South Carolina            622
Overlook                        Greenville, South Carolina          237
Park I and II                   Columbia, South Carolina            292
Hunting Ridge                   Greenville, South Carolina          152

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying combined statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest are not reflected in the statement of rental operations, as required by rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and Maintenance costs were expenses as incurred, while significant improvements, renovations and replacements were not reflected in the statement of rental operations.

3.       PROPERTY MANAGEMENT FEES

Property management services were provided through affiliates of Clover Financial Corporation. Fees for such services vary by apartment community, as defined in the applicable management agreements. Property management fees for the year ended December 31, 1993 are summarized as follows:

Apartment Community               % Gross Receipts                Amount
-------------------               ----------------                ------
Crossroads I, II and III                   4%             $       124,111
Overlook                                   4%                      35,530
Park I and II                              4%                      44,987
Hunting Ridge                              5%                      27,261
                                                                   ------

         Total                                            $       231,889
         -----                                                    =======


4.       OTHER OPERATING EXPENSES

General and administrative overhead expenses not associated with the direct operations of the Properties were not reflected in the combined statement of rental operations.

                       UNITED DOMINION REALTY TRUST, INC.

                   CERTAIN PROPERTIES PROPOSED TO BE ACQUIRED
                SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                            (IN THOUSANDS OF DOLLARS)


  Rental income                                              $28,345
  Rental expenses (excluding depreciation):
     Utilities                                      $2,461
     Repairs and maintenance                         4,439
     Real estate taxes                               1,975
     Property management                             1,413
     Other rental expenses                           4,489    14,777
  Excess of revenues over certain rental expenses            $13,568




          CERTAIN PROPERTIES PROPOSED TO BE ACQUIRED
       SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
         FOR THE THREE MONTHS ENDED MARCH 31, 1994
                 (IN THOUSANDS OF DOLLARS)



 Rental income                                               $ 7,149
 Rental expenses (excluding depreciation):
     Utilities                                      $  737
     Repairs and maintenance                         1,174
     Real estate taxes                                 511
     Property management                               357
     Other rental expenses                           1,127     3,906
 Excess of revenues over certain rental expenses             $ 3,243

                       NOTES TO SUMMARY OF REVENUES
                        AND CERTAIN RENTAL EXPENSES

     The summaries of revenues and certain rental expenses reflect the operations of the Portfolio Acquisition (the "property") for the year ended December 31, 1993 based upon the audited statement of rental operations of the properties appearing elsewhere herein and for the three month period ended March 31, 1994 based upon the unaudited statement of rental operations of the property.

     The summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

     In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                       UNITED DOMINION REALTY TRUST, INC.
              PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

     The following balance sheet at March 31, 1994 gives effect to the proposed acquisition by the Trust of the 25 apartment communities included in the Portfolio Acquisition from certain affiliates of the Clover Financial Corporation, a New Jersey corporation.

     The pro forma condensed statements of operations for the year ended December 31, 1993 and the three months ended March 31, 1994 assume the acquisition of the property as if it had occurred at the beginning of each period presented.

     The pro forma condensed statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisitions been completed on the dates indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 (included in the Trust's Form 10-K for the year ended December 31, 1993) and the unaudited financial statements as of March 31, 1994 and for the three months then ended (included in the Trust's Form 10-Q for the periods ended March 31, 1994) and the accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                                 MARCH 31, 1994
                                  (UNAUDITED)
                  (IN THOUSANDS OF DOLLARS, EXCEPT SHARE DATA)

                                                                                                             ACQUISITIONS
                                                                                                              PREVIOUSLY
                                                                                                             REPORTED ON
                                                                                                               FORM 8-K
                                                                                                             DATED APRIL
                                                                                                               15, 1994
                                                                                                             AND FORM 8-K
                                                                                               PORTFOLIO        DATED
                                                                            HISTORICAL (A)    ACQUISITION    MAY 17, 1994
BALANCE SHEET
ASSETS
Real estate owned
  Apartments.............................................................      $532,227        $ 164,807(B)    $ 46,086(G)
  Shopping centers.......................................................        74,450
  Office and Industrial..................................................         4,593
                                                                                611,270          164,807         46,086
  Less accumulated depreciation..........................................        97,150
                                                                                514,120          164,807         46,086
Cash and cash equivalents................................................        10,489
Other assets.............................................................        10,993
                                                                               $535,602        $ 164,807       $ 46,086
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable...................................................      $ 72,660        $  11,696(C)    $ 12,444(H)
Notes payable............................................................       188,101           38,682(D)      33,642(H)
Accounts payable, accrued expenses and other.............................         7,259
Tenants' deposits and rents paid in advance..............................         3,372
Distributions payable to shareholders....................................         8,130
                                                                                279,522           50,378         46,086
Shareholders' equity
  Common stock, $1 par value; 60,000,000 shares authorized 41,703,785 shares
    issued and outstanding (50,308,894 in pro forma).....................        41,704            8,479(E)
  Additional paid-in capital.............................................       302,981          105,950(F)
  Notes receivable from officer shareholders.............................        (4,096)
  Distributions in excess of net income..................................       (84,509)
  Total shareholders' equity.............................................       256,080          114,429             --
                                                                               $535,602        $ 164,807       $ 46,086
                                                                             PRO
                                                                            FORMA
BALANCE SHEET
ASSETS
Real estate owned
  Apartments.............................................................  $743,120
  Shopping centers.......................................................    74,450
  Office and Industrial..................................................     4,593
                                                                            822,163
  Less accumulated depreciation..........................................    97,150
                                                                            725,013
Cash and cash equivalents................................................    10,489
Other assets.............................................................    10,993
                                                                           $746,495
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable...................................................  $ 96,800
Notes payable............................................................   260,425
Accounts payable, accrued expenses and other.............................     7,259
Tenants' deposits and rents paid in advance..............................     3,372
Distributions payable to shareholders....................................     8,130
                                                                            375,986
Shareholders' equity
  Common stock, $1 par value; 60,000,000 shares authorized 41,703,785 shares
    issued and outstanding (50,308,894 in pro forma).....................    50,183
  Additional paid-in capital.............................................   408,931
  Notes receivable from officer shareholders.............................    (4,096)
  Distributions in excess of net income..................................   (84,509)
  Total shareholders' equity.............................................   370,509
                                                                           $746,495

                       UNITED DOMINION REALTY TRUST, INC.
                        NOTES TO PRO FORMA BALANCE SHEET
                                 MARCH 31, 1994
                                  (UNAUDITED)




1. BASIS OF PRESENTATION


     The accompanying pro forma balance sheet assumes the completion, as of March 31, 1994, of (i) the sale of 8,479,400 shares of Common Stock (which includes the July 1994 sale of 479,400 shares excercised by the underwriters) at $14.25 per share (the "Offering"), (ii) the proposed acquisition of 25 apartment communities (the "Portfolio Acquisition"), (iii) the acquisition of five apartment communities purchased in 1994 (previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994), and (iv) the borrowing of $96,464,000 necessary to fund a portion of the Portfolio Acquisition. In management's opinion, all significant adjustments necessary to reflect these transactions have been made. The pro forma balance sheet should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 and its unaudited financial statements for the first quarter ended March 31, 1994.

     The unaudited pro forma balance sheet is not necessarily indicative of what the Trust's financial position would have been if the Offering and related acquisitions had been consummated as of March 31, 1994, nor does it purport to be indicative of the Trust's financial position in future periods.


2. ADJUSTMENTS TO THE PRO FORMA BALANCE SHEET

     (A) Represents the Trust's historical balance sheet contained in the Trust's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.

     (B) Represents the initial purchase price of $162,100,000 for the 25 properties proposed to be acquired in the Portfolio Acquisition plus estimated closing costs of $2,707,000.

     (C) Represents the assumption of two mortgage loans encumbering two properties included in the Portfolio Acquisition as follows:

                                                                               LOAN       INTEREST
                              PROPERTY NAME                                   AMOUNT        RATE
Harris Pond Apartments...................................................   $5,209,000      8.75%
Royal Oaks Apartments....................................................    6,487,000      8.50

     (D) Represents assumed additional borrowings of $38,682,000 necessary to fund a portion of the Portfolio Acquisition.

     (E) Represents the issuance of 8,000,000 shares in the Offering and the issuance of an additional 479,400 shares to cover the over-allotments.

     (F) Represents the net proceeds from the Offering and over-allotment attributable to additional paid-in capital. In determining net proceeds from the Offering, underwriting discounts and other offering costs equal to 5.3% of gross proceeds, or $6,402,000, were incurred.

     (G) Represents the aggregate purchase price of $46,086,000 of three apartment communities purchased on April 8, 1994, April 14, 1994, and May 17, 1994 as previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994.

     (H) Represents assumed additional borrowings of $33,642,000 on unsecured notes payable and the assumption of $12,444,000 of tax-exempt bonds necessary to fund the acquisitions of the properties in (G).

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                                  ACQUISITIONS
                                                                                                   PREVIOUSLY
                                                                                                  REPORTED ON
                                                                                                 FORM 8-K DATED
                                                                                               APRIL 15, 1994 AND       PRO
                                                                                PORTFOLIO        FORM 8-K DATED        FORMA
                                                            HISTORICAL (A)   ACQUISITION (B)    MAY 17, 1994 (C)    ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................     $ 26,706          $ 7,149             $2,443
  Property expenses:
    Utilities.............................................        2,712              737                121
    Repairs & maintenance.................................        3,716            1,174                388
    Real estate taxes.....................................        1,802              511                184
    Property management...................................          921              357                106           $ (181)(E)
    Other operating expenses..............................        2,234            1,127                280             (139)(F)
    Depreciation of real estate owned.....................        5,706                                                1,335(G)
                                                                 17,091            3,906              1,079            1,015
Income from property operations...........................        9,615            3,243              1,364
(1,015)
Interest income...........................................          114
                                                                  9,729            3,243              1,364           (1,015)
EXPENSES
  Interest................................................        4,655                                                1,631(I)
  General and administrative..............................        1,474
  Other depreciation and amortization.....................          185
                                                                  6,314               --                 --            1,631
Income before gains (losses) on investments...............        3,415            3,243              1,364           (2,646)
Gains (losses) on sale of investments.....................
Net income................................................     $  3,415          $ 3,243             $1,364          $(2,646)
Net income per share......................................     $   0.08
Distributions declared per share..........................         .195
Weighted average number of shares outstanding.............       41,688            8,479

                                                               PRO
                                                              FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................   $36,298
  Property expenses:
    Utilities.............................................     3,570
    Repairs & maintenance.................................     5,278
    Real estate taxes.....................................     2,497
    Property management...................................     1,203
    Other operating expenses..............................     3,502
    Depreciation of real estate owned.....................     7,041
                                                              23,091
Income from property operations...........................    13,207
Interest income...........................................       114
                                                              13,321
EXPENSES
  Interest................................................     6,286
  General and administrative..............................     1,474
  Other depreciation and amortization.....................       185
                                                               7,945
Income before gains (losses) on investments...............     5,376
Gains (losses) on sale of investments.....................
Net income................................................   $ 5,376
Net income per share......................................   $   .11
Distributions declared per share..........................      .195
Weighted average number of shares outstanding.............    50,167

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                            ACQUISITIONS
                                                                             PREVIOUSLY
                                                                            REPORTED ON
                                                                           FORM 8-K DATED         ACQUISITIONS
                                                                         APRIL 15, 1994 AND        PREVIOUSLY
                                                                              FORM 8-K             REPORTED ON           PRO
                                                          PORTFOLIO            DATED             FORM 8-K DATED         FORMA
                                      HISTORICAL (A)   ACQUISITION (B)    MAY 17, 1994 (C)   DECEMBER 31, 1993 (D)   ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................     $ 89,084          $28,345            $ 10,489               $ 9,424
  Property expenses:
    Utilities.......................        7,838            2,461                 554                   846
    Repairs & maintenance...........       13,950            4,439               1,542                 1,407
    Real estate taxes...............        5,777            1,975                 865                   780
    Property management.............        2,782            1,413                 447                   422         $  (863)(E)
    Other operating expenses........        7,512            4,489               1,296                 1,552            (554)(F)
    Depreciation of real estate
      owned.........................       19,764                                                                      7,846(G)
                                           57,623           14,777               4,704                 5,007           6,429
Income from property operations.....       31,461           13,568               5,785                 4,417          (6,429)
Interest income.....................          708                                                                       (438)(H)
                                           32,169           13,568               5,785                 4,417          (6,867)
EXPENSES
  Interest..........................       16,938                                                                      9,985(I)
  General and administrative........        3,349
  Other depreciation and
    amortization....................          596
                                           20,883               --                  --                    --           9,985
Income before gains (losses) on
  investments.......................       11,286           13,568               5,785                 4,417         (16,852)
Gains (losses) on sale of
  investments.......................          (89)
Net income..........................     $ 11,197          $13,568            $  5,785               $ 4,417        $(16,852)
Net income per share................     $   0.29
Distributions declared per share....         0.70
Weighted average number of shares
  outstanding.......................       38,202            8,479

                                         PRO
                                        FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................  $137,342
  Property expenses:
    Utilities.......................    11,699
    Repairs & maintenance...........    21,338
    Real estate taxes...............     9,397
    Property management.............     4,201
    Other operating expenses........    14,295
    Depreciation of real estate
      owned.........................    27,610
                                        88,540
Income from property operations.....    48,802
Interest income.....................       270
                                        49,072
EXPENSES
  Interest..........................    26,923
  General and administrative........     3,349
  Other depreciation and
    amortization....................       596
                                        30,868
Income before gains (losses) on
  investments.......................    18,204
Gains (losses) on sale of
  investments.......................       (89)
Net income..........................  $ 18,115
Net income per share................  $    .39
Distributions declared per share....      0.70
Weighted average number of shares
  outstanding.......................    46,681

                       UNITED DOMINION REALTY TRUST, INC.
                  NOTES TO PRO FORMA STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1994 AND
                        THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)


1. BASIS OF PRESENTATION

     The accompanying pro forma statements of operations assume the completion of (i) the sale of 8,479,400 shares of Common Stock (which includes the July 1994 sale of 479,400 shares exercised by the underwriters) at $14.25 per share (the "Offering"), (ii) the proposed acquisition of 25 apartment communities (the "Portfolio Acquisition"), (iii) the acquisition of five apartment communities purchased in 1994 previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994, and (iv) the acquisition of eleven apartment communities previously reported on Form 8-K dated December 31, 1993, at the beginning of each period presented. In addition, such pro forma statements of operations also assume that $24,791,000 of 7 year senior unsecured notes are outstanding for approximately 8 months for the year ended December 31, 1993 and 2 months for the first quarter of 1994. In management's opinion, all significant adjustments necessary to reflect these transactions have been made. The pro forma statements of operations should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 and its unaudited financial statements for the three months ended March 31, 1994.

     The unaudited pro forma statements of operations are not necessarily indicative of what the Trust's results would have been for the three months ended March 31, 1994 and the year ended December 31, 1993 if the Offering and related acquisitions had been consummated at the beginning of each period presented, nor do they purport to be indicative of the results of operations or financial position in future periods.


2. ADJUSTMENTS TO THE PRO FORMA STATEMENTS OF OPERATIONS

     (A) Represents the Trust's historical statements of operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1994 and its Annual Report on Form 10-K for the year ended December 31, 1993.

     (B) Represents actual rental income and related operating expenses of the proposed Portfolio Acquisition, as reported on Form 8-K dated May 26, 1994.

     (C) Represents rental income and related operating expenses of five apartment acquisitions, as previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994.

     (D) Reflects the net adjustments required to allow for a full year of rental income and operating expenses for the year ended December 31, 1993, for the Trust's acquisitions reported on Form 8-K during 1993.

     (E) Reflects the net decrease in property management fees for the Portfolio Acquisition and the Trust's 1993 and 1994 acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3% of rental income.

     (F) Reflects the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition.

     (G) Represents the net adjustments to depreciation expense as outlined in the table below. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements over 15 years based upon an assumed allocation of the estimated initial cost of the Portfolio Acquisition.

                                             3 MONTHS ENDED      12 MONTHS ENDED
                                             MARCH 31, 1994     DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition                                  $1,023,000          $ 4,393,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  April 15, 1994 and Form 8-K dated May
  17, 1994                                        312,000            1,943,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  December 31, 1993                                    --            1,510,000
  Total                                        $1,335,000          $ 7,846,000

     (H) Reflects the reduction of interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition for the year ended December 31, 1993, for the Trust's 1993 acquisitions reported on Form 8-K during 1993.

     (I) Reflects the additional interest expense associated with the increase in bank lines of credit and the assumption of tax-exempt bonds on one of the 1994 property acquisitions and of two mortgage notes assumed to have been incurred by the Trust to purchase (i) the Portfolio Acquisition at interest rates and maturities which are currently available to the Trust, (ii) the 1994 apartment acquisitions through May 17, 1994 at interest rates under the Trust's bank lines of credit on the date of purchase, and (iii) the 1993 apartment acquisitions made by the Trust at interest rates and maturities that were available at the time of each acquisition as follows:

                                             3 MONTHS ENDED      12 MONTHS ENDED
                                             MARCH 31, 1994     DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition                                   $  914,000           $ 5,259,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated April 15, 1994 and Form 8-K dated
  May 17, 1994                                     717,000             3,183,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated December 31, 1993                               --             1,543,000
  Total                                         $1,631,000           $ 9,985,000

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS




United Dominion Realty Trust, Inc.
Richmond, Virginia



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated February 4, 1994, with respect to the combined Historical Summary of Gross Income and Direct Operating Expenses of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments for the year ended December 31, 1993 included in this Form 8-K dated May 26, 1994.



                                                            /s/ BDO SEIDMAN

Philadelphia, Pennsylvania
May 26, 1994

                      CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
United Dominion Realty Trust, Inc.



We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated May 19, 1994, with respect to the Statement of Rental Operations of Clover Financial Partnership Properties for the year ended December 31, 1993, included in this Form 8-K dated May 26, 1994.


/s/ Alloy, Silverstein, Shapiro, Adams, Mulford & Co.
Alloy, Silverstein, Shapiro, Adams, Mulford & Co.
Certified Public Accountants
May 24, 1994

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
United Dominion realty Trust, Inc.


We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated May 19, 1994 with respect to the Statement of Rental Operations of the Clover Financial Partnership Properties for the year ended December 31, 1993, included in this Form 8-K dated May 26, 1994.



/s/ D'Amico, Caglioti & Co.
D'Amico, Caglioti & Co.
Marlton, New Jersey

February 26, 1996